Exhibit 10.1

SECOND AMENDMENT TO

EMPLOYMENT AGREEMENT

This Second Amendment to the Employment Agreement defined below (this “Amendment”), dated effective as of March 24, 2022 (the “Amendment Date”), is made by and between CKX Lands, Inc. (the “Company”) and William Gray Stream (the “Executive”).

RECITALS

A.         WHEREAS, the Company and Executive are parties to an Executive Employment Agreement, effective July 15, 2020, as amended by a First Amendment to Employment Agreement, effective March 22, 2021 (the “Employment Agreement”) and

B.         WHEREAS, the Company and Executive desire to amend the Employment Agreement and Exhibit A to the Employment Agreement, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and in the Employment Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined shall have their respective meanings as set forth in the Employment Agreement.

2.    Amendments.

a.    Section 1 of the Employment Agreement is hereby amended in its entirety to read as follows:

“1.  EMPLOYMENT TERM. CKX hereby employs Executive under the terms of this Agreement commencing on the Effective Date and terminating on the fourth (4th) anniversary of the Effective Date (the “Term”), unless Executive’s employment is terminated earlier in accordance with Section 5, below.”

b.    Paragraph 7(b) of Exhibit A of the Employment Agreement is hereby amended in its entirety to read as follows:

“(b)  The normal vesting schedule will be as follows:

(i)    On the second anniversary of the Effective Date of the Agreement, the Time Vested Stock Awards shall become vested as to 19.05% of the Time Vested Stock Awards;

(ii)    On the third anniversary of the Effective Date of the Agreement, the Time Vested Stock Awards shall become vested as to an additional 33.33% of the Time Vested Stock Awards; and

(iii)   On the fourth anniversary of the Effective Date of the Agreement, the remaining Time Vested Stock Awards shall become vested;”

c.    Paragraph 8 of Exhibit A of the Employment Agreement is hereby amended in its entirety to read as follows:

“8.  The Stock Awards that are granted with vesting based on performance (the “Performance Stock Awards”) shall vest on the basis of the following stock price vesting targets, and the vesting percentages shall apply to all Performance Stock Awards, without regard to the actual date the Performance Stock Awards are granted and without regard to whether granted to Executive or to any other person on Executive’s recommendation:

(a)     If the closing price of CKX’s common stock on the NYSE American equals or exceeds $12.00 for at least ten consecutive trading days at any time while the Performance Stock Awards are outstanding, CKX shall issue to the grantee a number of shares of common stock equal to 11.27% of the grantee’s Performance Stock Awards;

(b)     If the closing price of CKX’s common stock on the NYSE American equals or exceeds $13.00 for at least ten consecutive trading days at any time while the Performance Stock Awards are outstanding, CKX shall issue to the grantee a number of shares of common stock equal to an additional 18.47% of the Performance Stock Awards (in addition to any shares that may have been issued pursuant to Section 8(a));

(c)     If the closing price of CKX’s common stock on the NYSE American equals or exceeds $14.00 for at least ten consecutive trading days at any time while the Performance Stock Awards are outstanding, CKX shall issue to the grantee a number of shares of common stock equal to an additional 16.86% of the Performance Stock Awards (in addition to any shares that may have been issued pursuant to Section 8(a) and Section 8(b));

(d)     If the closing price of CKX’s common stock on the NYSE American equals or exceeds $14.50 for ten consecutive trading days at any time while the Performance Stock Awards are outstanding, CKX shall issue to the grantee a number of shares of common stock equal to an additional 22.37% of the Performance Stock Awards (in addition to any shares that may have been issued pursuant to Section 8(a), Section 8(b) and Section 8(c)); and

(e)     If the closing price of CKX’s common stock on the NYSE American equals or exceeds $15.00 for ten consecutive trading days at any time while the Performance Stock Awards are outstanding, CKX shall issue to the grantee a number of shares of common stock equal to an additional 31.03% of the Performance Stock Awards (in addition to any shares that may have been issued pursuant to Section 8(a), Section 8(b), Section 8(c) and Section 8(d)).”

3.    Continuing Effectiveness. Except as expressly modified by this Amendment, the Employment Agreement shall continue in full force and effect.

4.    Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original instrument, but all such counterparts together shall constitute but one agreement. Delivery of an executed counterpart signature page by facsimile or electronic transmittal (PDF) is as effective as executing and delivering this Amendment in the presence of the other parties to this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Date set forth above.

CKX LANDS, INC. By: /s/ Lee W. Boyer Lee W. Boyer, Secretary

EXECUTIVE: /s/ William Gray Stream William Gray Stream